Exhibit 10.2

BORROWER ASSUMPTION AND JOINDER AGREEMENT

BORROWER ASSUMPTION AND JOINDER AGREEMENT (this “Agreement”), dated as of August 4, 2025, made by Windstream Services, LLC, a Delaware limited liability company (the “Assumed Borrower”) and each party identified as an Additional Guarantor on Annex I hereto (together with the Assumed Borrower, collectively, the “Additional Guarantors” and each, an “Additional Guarantor”), is delivered to Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Uniti Group Inc. (f/k/a Communications Sales & Leasing, Inc.), a Maryland corporation (“Holdings” or the “Parent Guarantor”), Uniti Group LP, a Delaware limited partnership (the “Initial Borrower” or “Parent”), CSL Capital, LLC, a Delaware limited liability company (“CSL Capital”), Uniti Group Finance 2019 Inc. (f/k/a Uniti Group Finance Inc.), a Delaware corporation (“FinCo” and, together with Parent and CSL Capital, the “Borrowers”), the Guarantors (other than the Additional Guarantors) from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the Administrative Agent and Bank of America, N.A., as Swing Line Lender, L/C Issuer and Collateral Agent, have entered into a Credit Agreement, dated as of April 24, 2015 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of October 21, 2016, as amended by that certain Amendment No. 2 to Credit Agreement, dated as of February 9, 2017, as amended by that certain Amendment No. 3 (Incremental Amendment) to Credit Agreement, dated as of April 28, 2017, as amended by that certain Amendment No. 4 and Limited Waiver to the Credit Agreement, dated as of March 18, 2019, as amended by that certain Amendment No. 5, dated as of June 24, 2019, as amended by that certain Amendment No. 6 and Limited Waiver, dated as of February 10, 2020, as amended by that certain Amendment No. 7, dated as of December 10, 2020, as amended by that certain Amendment No. 8, dated as of March 24, 2023, as amended by that certain Amendment No. 9, dated as of June 17, 2024, as amended by that certain Amendment No. 10, dated as of April 22, 2025 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Guarantors (other than the Additional Guarantors) have guaranteed to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, in each case on the terms set forth therein;

WHEREAS, in connection with the Permitted Reorganization, (i) the Parent will merge with the Assumed Borrower, with the Assumed Borrower surviving such merger, (ii) pursuant to the terms of the Credit Agreement, Parent shall cease to be a Borrower and a Guarantor, and shall be automatically released and discharged from its rights and obligations as a Borrower and a Guarantor, under the Credit Agreement and the other Loan Documents, (iii) pursuant to the terms of the Credit Agreement, the Assumed Borrower hereby assumes all of the obligations of the Parent as a Borrower and a Guarantor under the Credit Agreement and the other Loan

Documents and (iv) each Additional Guarantor desires to become party to the Credit Agreement as a Guarantor with the same force and effect as if it had been a Guarantor as of the original Closing Date; and

WHEREAS, the Assumed Borrower and each Additional Guarantor has agreed to execute and deliver this Agreement in order to become party to the Credit Agreement.

NOW, THEREFORE, IT IS AGREED:

1. Joinder. (a) By executing and delivering this Agreement, each Additional Guarantor, as provided in Section 6.11 of the Credit Agreement, hereby becomes a party to the Credit Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder and agrees to be bound by all covenants, waivers, agreements and obligations of the other Guarantors pursuant to the Credit Agreement and any other Loan Document. Upon execution and delivery of this Agreement by each Additional Guarantor, each reference to the “Guarantors” or the “Loan Parties” in the Credit Agreement and in all other Loan Documents shall, from and as of the date hereof, be deemed to include each such Additional Guarantor. Each Additional Guarantor hereby represents and warrants as to itself that each of the representations and warranties contained in Article 5 of the Credit Agreement is true and correct in all material respects on and as of the date hereof (after giving effect to this Agreement), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date (after giving effect to this Agreement). This Agreement shall constitute a Loan Document.

(b)       Upon execution and delivery of this Agreement, without further act or deed, (i) the Assumed Borrower hereby assumes, all obligations and liabilities (including the Obligations) and all rights of the Initial Borrower as “Borrower”, a “Guarantor” and “Parent” under the Credit Agreement and the other Loan Documents, (ii) the Assumed Borrower shall hereby become a party to the Credit Agreement as a “Borrower”, a “Guarantor” and “Parent” with the same force and effect as if originally named therein as a Borrower, Guarantor and Parent, (iii) the Assumed Borrower shall hereby be bound by the covenants, representations, warranties and agreements contained in the Credit Agreement and each other Loan Document to which it is a party and which are binding upon, and to be observed or performed by, the Initial Borrower, a “Borrower”, “Guarantor” or “Parent” under the Credit Agreement and the other Loan Documents to which it is a party, (iv) the Assumed Borrower hereby ratifies and confirms the validity of, and all of its obligations and liabilities (including, without limitation, the Obligations) under, the Credit Agreement and such other Loan Documents to which it is a party, (v) each reference to the “Borrower” in the Credit Agreement and any other Loan Document shall hereby be deemed to include the Assumed Borrower, and each reference to the “Parent” in the Credit Agreement and in any other Loan Document shall hereby be deemed to refer to the Assumed Borrower and (vi) the Initial Borrower shall hereby be released from its obligations under (x) the Credit Agreement and each other Loan Document and (y) the Security Agreement in all capacities. The Assumed Borrower hereby represents and warrants as to itself that each of the representations and warranties contained in Article 5 of the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof (after giving effect to this Agreement), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date (after giving effect to this Agreement); provided that, to the extent any such representation or warranty is qualified by materiality, material adverse effect or similar language, such representation shall be true and correct in all respects.

2. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement.

3. Effect; Severability. Except as supplemented hereby, the Credit Agreement shall remain in full force and effect. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

WINDSTREAM SERVICES, LLC,
as Assumed Borrower and an Additional Guarantor

By:	/s/ Daniel Heard
Name:	Daniel Heard
Title:	Senior Executive Vice President, General Counsel and Secretary

EACH ENTITY LISTED ON ANNEX I HERETO,
as an Additional Guarantor

By:	/s/ Daniel Heard
Name:	Daniel Heard
Title:	Senior Executive Vice President, General Counsel and Secretary

[Signature Page to Joinder Agreement]

ACKNOWLEDGED AND ACCEPTED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Elizabeth Uribe
	Name:	Elizabeth Uribe
	Title:	Assistant Vice President

[Signature Page to Joinder Agreement]

ANNEX I

Additional Guarantors

1.	Uniti Group Inc.
2.	BOB, LLC
3.	Boston Retail Partners LLC
4.	Broadview Networks of Virginia, LLC
5.	Buffalo Valley Management Services, LLC
6.	Business Telecom of Virginia, LLC
7.	Cavalier IP TV, LLC
8.	Cavalier Telephone, L.L.C.
9.	Choice One Communications of Connecticut, LLC (d/b/a One Communications)
10.	Choice One Communications of Maine, LLC (d/b/a One Communications)
11.	Choice One Communications of Massachusetts, LLC (d/b/a One Communications)
12.	Choice One Communications of Ohio, LLC (d/b/a One Communications)
13.	Choice One Communications of Rhode Island, LLC (d/b/a One Communications)
14.	Choice One Communications of Vermont, LLC (d/b/a One Communications)
15.	Choice One of New Hampshire, LLC (d/b/a One Communications)
16.	Cinergy Communications Company of Virginia, LLC (d/b/a One Communications)
17.	Conestoga Enterprises, LLC
18.	Conestoga Management Services, LLC
19.	Connecticut Broadband, LLC (d/b/a One Communications)
20.	Conversent Communications of Connecticut, LLC
21.	Conversent Communications of Maine, LLC
22.	Conversent Communications of Massachusetts, LLC
23.	Conversent Communications of New Hampshire, LLC
24.	Conversent Communications of Rhode Island, LLC
25.	CTC Communications of Virginia, LLC
26.	D&E Communications, LLC
27.	D&E Management Services, LLC
28.	Oklahoma Windstream, LLC
29.	PaeTec Communications of Virginia, LLC
30.	PAETEC iTel, L.L.C.
31.	PAETEC, LLC
32.	Talk America of Virginia, LLC
33.	Teleview, LLC
34.	Texas Windstream, LLC
35.	US LEC of Alabama LLC
36.	US LEC of Florida LLC
37.	US LEC of South Carolina LLC
38.	US LEC of Tennessee LLC
39.	US LEC of Virginia L.L.C.
40.	US Xchange, LLC
41.	US Xchange of Illinois, L.L.C.
42.	US Xchange of Michigan, L.L.C.
43.	US Xchange of Wisconsin, L.L.C.

44.	Valor Telecommunications of Texas, LLC
45.	Windstream Alabama, LLC
46.	Windstream Arkansas, LLC
47.	Windstream Cavalier, LLC
48.	Windstream Communications Kerrville, LLC
49.	Windstream Communications Telecom, LLC
50.	Windstream Eagle Services, LLC
51.	Windstream East Texas, LLC
52.	Windstream EN-TEL, LLC
53.	Windstream Enterprise Holdings, LLC
54.	Windstream Escrow Finance Corp.
55.	Windstream Intellectual Property Services, LLC
56.	Windstream Iowa Communications, LLC
57.	Windstream Iowa-Comm, LLC
58.	Windstream KDL-VA, LLC
59.	Windstream Kinetic Fiber, LLC
60.	Windstream Lakedale Link, LLC
61.	Windstream Lakedale, LLC
62.	Windstream Leasing, LLC
63.	Windstream Lexcom Entertainment, LLC
64.	Windstream Long Distance, LLC
65.	Windstream Montezuma, LLC
66.	Windstream NorthStar, LLC
67.	Windstream NuVox Arkansas, LLC
68.	Windstream NuVox Illinois, LLC
69.	Windstream NuVox Indiana, LLC
70.	Windstream NuVox Kansas, LLC
71.	Windstream NuVox Oklahoma, LLC
72.	Windstream Oklahoma, LLC
73.	Windstream South Carolina, LLC
74.	Windstream Supply, LLC
75.	XETA Technologies, LLC